Exhibit 99.2

American Realty Capital Properties

American Realty Capital Properties, Inc.

Quarterly Supplemental Information

First Quarter 2014

Wendy's
QUALITY IS OUR RECIPE

Texas Instruments

TSC
TRACTOR SUPPLY CO

CVS/pharmacy

March 31, 2014

www.arcpreit.com

American Realty Capital Properties, Inc.

Quarterly Supplemental Information

First Quarter Ended March 31, 2014

American Realty Capital Properties, Inc.

Introductory Notes

The financial data and other information described in this Quarterly Supplement are as of the date this Quarterly Supplement was filed or an earlier date where indicated. Future performance may not be consistent with past performance, and is subject to change with inherent risks and uncertainties.

This Quarterly Supplement contains certain statements that are the Company’s (as defined below) and its management’s hopes, intentions, beliefs, expectations or projections of the future and might be considered to be forward-looking statements under Federal securities laws. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, and involve inherent risks and uncertainties. The Company’s actual future results may differ significantly from the matters discussed in these forward-looking statements, and we do not undertake to, and may not, release revisions to these forward-looking statements to reflect changes after we have made the statements. Factors and risks that could cause actual results to differ materially from expectations are disclosed from time to time in greater detail in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including, but not limited to, the Company’s Annual Report on Form 10-K filed with the SEC, the Company’s quarterly reports on Form 10-Q filed with the SEC, as well as other reports and Company press releases filed with the SEC.

This Quarterly Supplement includes certain combined consolidated financial information. We use the terms “on a combined basis” throughout this Quarterly Supplement. The consolidated financial information combines the historical financial statements of American Realty Capital Properties, Inc. (“ARCP”, the “Company”, “we”, “us” and “our”), American Realty Capital Trust III, Inc. (“ARCT III”) and American Realty Capital Trust IV, Inc. (“ARCT IV”) after giving effect to the mergers of ARCT III and ARCT IV into a wholly owned subsidiary of ARCP and ARCP's operating partnership (the “ARCT III Merger” and “ARCT IV Merger”), respectively, using the carryover basis of accounting as ARCP, ARCT III and ARCT IV were considered to be entities under common control under United States generally accepted accounting principles. The consolidated financial information should be read in conjunction with ARCP’s historical consolidated financial statements including the notes thereto, and the notes to the consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2013.

The combined consolidated financial information is presented for illustrative purposes only and does not purport to be indicative of the results that would actually have occurred if the ARCT III Merger and the ARCT IV Merger had occurred as presented in such statements. In addition, future results may vary significantly from the results reflected in such statements.

Definitions of specialized terms can be found at the end of this presentation beginning on page 34.

American Realty Capital Properties, Inc.

Company Information

Company Profile

American Realty Capital Properties, Inc. is a self-managed Maryland corporation incorporated on December 2, 2010 that qualified as a real estate investment trust (“REIT”) for U.S. federal income tax purposes beginning in the taxable year ended December 31, 2011. On September 6, 2011, the Company completed its initial public offering. Our business operates in two segments, Real Estate Investment (“REI”) and Cole Capital, the Company's private capital management segment (“Cole Capital”). Through our REI segment, we acquire, own and operate single-tenant, freestanding commercial properties. Our high-quality property portfolio is generally net leased to corporate tenants. These tenants are primarily investment grade rated (49% as of March 31, 2014), occupying properties located at the corner of “Main & Main” and in other strategic locations. Unlike other net lease REITs, ARCP focuses on acquiring properties with both medium-term and long-term leases, which provide for both income generation and growth potential over the longer term. Our investment strategy emphasizes durable income delivered through dependable monthly dividends.
Cole Capital is responsible for raising capital for, managing the affairs of and identifying and making acquisitions and investments on behalf of non-traded REITs sponsored indirectly by the Company (the “Managed REITs”) on a day-to-day basis. Cole Capital recommends to each of the Managed REIT’s respective board of directors an approach for providing investors with liquidity. We receive compensation and reimbursement for services relating to the Managed REITs’ offerings and the investment, management, financing and disposition of their respective assets, as applicable. Cole Capital also develops new REIT offerings, including obtaining regulatory approvals from the U.S. Securities and Exchange Commission (“SEC”), the Financial Industry Regulatory Authority, Inc. and various jurisdictions for such offerings.
On March 13, 2014, we announced a plan to spin off substantially all of our multi-tenant shopping center properties into a newly formed publicly traded entity expected to qualify as a REIT, American Realty Capital Centers, Inc., that will operate under the name “ARCenters” and that is expected to trade on The NASDAQ Global Market under the symbol “ARCM.” Our operating partnership will retain a 25% ownership stake of ARCM. The spin-off will be effected through a pro rata taxable special distribution of one share of ARCenters common stock for every 10 shares of our common stock and every 10 units of our operating partnership. The initial Form 10 registration statement relating to the spin-off was filed with the SEC on April 4, 2014, and the distribution is expected to be completed in the second quarter of 2014.
ARCP's common shares and Series F Preferred shares trade on the NASDAQ Global Select Market under the tickers symbol “ARCP” and “ARCPP,” respectively.
Company Mission

Our mission is to provide our investors with durable income and growth potential while preserving investor capital through a professionally managed investment strategy focused on investment grade corporate tenants occupying properties subject to medium-term and long-term net leases in strategic locations. We believe this approach enables us to generate attractive risk-adjusted returns for our investors. Management adheres to a strict code of industry best practices designed to put the investor first and to align the interests of our stockholders with those of management. These practices include a best of class management team, properly sized equity raises, pay-for-performance, prudent use of leverage and coverage of distributions from cash flows generated by operations. Our Company culture is established on ethical values and a commitment to approaching every decision through the eyes of the investors we serve.

American Realty Capital Properties, Inc.

Company Information
(Continued)

Investment Strategy

Our investment strategy is designed to generate monthly dividends from a durable and predictable level of monthly rents paid by primarily investment grade rated and other credit-worthy tenants, and to provide significant growth potential. We place a premium on stability of cash flow for our investors, and therefore sustain a portfolio blend of both medium-term and long-term lease durations. Our continued focus will be on expanding and diversifying our portfolio of high-quality, well located net leased properties by tenant, industry and geography. We intend to pursue an investment strategy that maximizes current cash flow and achieves sustainable long-term growth, thereby enhancing total return for our investors. We have advanced our investment objectives by growing our net lease portfolio not only through organic acquisitions, but through strategic mergers and acquisitions. On February 28, 2013, ARCP completed its merger with ARCT III; on June 27, 2013, ARCP acquired a large portfolio from affiliates of GE Capital; on November 5, 2013, ARCP acquired CapLease, Inc.; on January 3, 2014, ARCP acquired ARCT IV; on January 8, 2014, ARCP completed the acquisition of a large portfolio from affiliates of funds managed by Fortress Investment Group LLC; on February 7, 2014, ARCP acquired Cole Real Estate Investments, Inc. (“Cole”) and on March 28, 2014, ARCP completed the acquisition of a large portfolio from Inland American Real Estate Trust, Inc.

Senior Management	Board of Directors
Nicholas S. Schorsch, Chief Executive Officer	Nicholas S. Schorsch, Executive Chairman

David S. Kay, President	Edward M. Weil, Jr., Director

Brian S. Block, Executive Vice President and Chief Financial Officer	William M. Kahane, Director

Lisa Beeson, Executive Vice President and Chief Operating Officer	Leslie D. Michelson, Lead Independent Director

Richard A. Silfen, Executive Vice President and General Counsel	Governor Edward G. Rendell, Independent Director

Lisa Pavelka McAlister, Senior Vice President and Chief Accounting Officer	Scott J. Bowman, Independent Director

William G. Stanley, Independent Director

Thomas A. Andruskevich, Independent Director

Scott P. Sealy, Sr., Independent Director

Corporate Offices and Contact Information
405 Park Avenue, 15th Floor
New York, NY 10022
212-415-6500
www.arcpreit.com

Trading Symbols: ARCP, ARCPP

Stock Exchange Listing: NASDAQ Global Select Market

Transfer Agent
Computershare Trust Company, N.A.
250 Royall Street
Canton, MA 02021
800-736-3001

American Realty Capital Properties, Inc.

Company Information
(Continued)

Covering Analysts

JMP Securities	Ladenburg Thalmann

Mitch Germain	Dan Donlan

212-906-3546	212-409-2056

mgermain@jmpsecurities.com	ddonlan@ladenburg.com

BMO    Janney Montgomery Scott
Paul Adornato / Josh Patinkin    Michael Gorman
212-885-4170 / 312-845-2167    215-665-6224
paul.adornato@bmo.com / josh.patinkin@bmo.com    mgorman@janney.com

Capital One Securities    Robert W. Baird & Co.
Chris Lucas / Vineet Khanna    Jonathan Pong, CFA, CPA
571-633-8151 / 571-835-7013    203-425-2740
christopher.lucas@capitalone.com / vineet.khanna@capitalone.com    jpong@rwbaird.com

Stifel Nicolaus
Simon Yarmack, CFA
443-224-1345
yarmaks@stifel.com

American Realty Capital Properties, Inc.

Summary of Financial Highlights

Company Highlights

Selected operating highlights for the quarter include:

•	Increased Revenue: Increased revenue to a record $320.6 million, up 647.4% compared to the same period a year earlier.

•	Increased AFFO: Increased AFFO available to common stockholders to $147.4 million, up 334.6% compared to the same period a year earlier.

•
Balance Sheet Acquisitions: Completed $1.03 billion of acquisitions on the balance sheet, comprised of 224 properties in 78 individual transactions at an average cap rate of 8.24% (8.02% cash cap rate), with another over $700 million already closed or under contract for the second quarter.

•	Cole Capital Acquisitions: Acquired $419.9 million of real estate assets on behalf of the managed funds in the first quarter, comprising 84 properties in 51 individual transactions.

•	Cole Capital: On track to raise $3.1 billion in 2014: Raised $897 million of capital on behalf of the managed funds in the first quarter.

•	Investment Grade Balance Sheet: Secured investment grade rating from S&P and received a reaffirmation of investment grade rating from Moody’s.

•	Multi-Tenant Spin-off: Announced spin-off of American Realty Capital Centers, Inc. (NASDAQ: ARCM) (“ARCM”) which is expected to be completed by mid-June.

Common Dividend Increase
On October 23, 2013, an increase in ARCP’s annual dividend rate from $0.94 per share to $1.00 per share was declared, contingent upon, and effective with, the closing of the acquisition of Cole Real Estate Investments, Inc. (“Cole”). As a result of the closing of the acquisition, ARCP raised its dividend to $1.00 per share, effective with the February 2014 dividend.

American Realty Capital Properties, Inc.

Selected Financial Information
(in 000’s, except per share data)

	Quarter Ended
	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Total revenues	$320,614	$136,781	$95,255	$54,945	$42,897
Net loss attributable to stockholders	$(332,313)	$(181,862)	$(82,677)	$(71,958)	$(141,163)
Basic and diluted net loss per share from continuing operations attributable to common stockholders	$(0.61)	$(0.82)	$(0.42)	$(0.36)	$(0.84)
Basic and diluted net loss per share attributable to common stockholders	$(0.61)	$(0.82)	$(0.42)	$(0.36)	$(0.84)

Funds from operations (FFO)	$(183,791)	$(90,734)	$(20,648)	$(38,147)	$(114,446)
Adjusted funds from operations (AFFO)	$147,389	$89,824	$71,750	$40,908	$33,908

General and administrative expenses	$26,839	$4,271	$2,408	$2,365	$1,454
Interest expense, net	$(116,712)	$(57,636)	$(27,189)	$(11,424)	$(6,056)
Straight-line revenue adjustment	$(7,520)	$(6,292)	$(4,198)	$(3,059)	$(1,510)

Dividends paid on common stock	$145,854	$74,309	$71,623	$62,998	$37,598

	Quarter Ended
	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Total real estate investments, at cost, including net investments in direct financing leases	$17,318,543	$7,450,111	$5,116,165	$3,999,725	$2,287,355
Total assets	$20,480,300	$7,805,059	$5,350,336	$4,446,559	$3,616,138
Total debt, excluding premiums and discounts	$10,170,089	$4,243,404	$1,882,990	$872,042	$905,118
Total equity	$9,260,587	$2,250,314	$2,902,287	$3,049,027	$2,670,711

American Realty Capital Properties, Inc.

Consolidated Balance Sheets
(in 000’s, except share data)

	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
ASSETS
Real estate investments, at cost:
Land	$3,226,615	$1,378,865	$1,015,469	$754,493	$337,606
Buildings, fixtures and improvements	11,841,722	5,291,031	3,550,300	2,813,279	1,683,373
Land and construction in progress	40,459	21,839	—	—	—
Acquired intangible lease assets	2,209,747	758,376	550,396	431,953	266,376
Total real estate investments, at cost	17,318,543	7,450,111	5,116,165	3,999,725	2,287,355
Less: accumulated depreciation and amortization	(422,355)	(269,684)	(179,103)	(116,670)	(83,161)
Total real estate investments, net	16,896,188	7,180,427	4,937,062	3,883,055	2,204,194
Investment in unconsolidated entities	105,775	—	—	—	—
Investment in direct financing leases, net	65,723	66,112	75,403	76,410	—
Investment securities, at fair value	213,803	62,067	9,480	78,002	61,604
Loans held for investment, net	98,185	26,279	—	—	—
Cash and cash equivalents	83,067	52,725	188,226	272,448	1,119,507
Restricted cash	55,559	35,921	1,680	1,576	1,287
Intangible assets, net	371,634	—	—	—	—
Deferred costs and other assets, net	294,694	279,109	138,485	135,068	229,546
Goodwill	2,287,122	102,419	—	—	—
Due from affiliates	8,550	—	—	—	—
Total assets	$20,480,300	$7,805,059	$5,350,336	$4,446,559	$3,616,138

LIABILITIES AND EQUITY
Mortgage notes payable, net	$4,234,668	$1,301,114	$272,015	$272,042	$265,118
Corporate bonds, net	2,545,884	—	—	—	—
Convertible debt, net	973,737	972,490	300,975	—	—
Credit facilities	2,415,800	1,969,800	1,310,000	600,000	640,000
Convertible obligation to Series C Convertible Preferred stockholders	—	—	449,827	445,000	—
Contingent value rights obligation to preferred and common investors	—	—	49,314	31,134	—
Other debt, net	148,809	104,804	—	—	—
Below-market lease liabilities, net	287,199	77,789	4,200	—	—
Accounts payable and accrued expenses	143,860	808,900	26,286	17,554	23,168
Due to affiliates	217	—	—	—	—
Deferred rent, derivative and other liabilities	195,826	40,271	12,090	8,256	10,430
Distributions payable	4,414	10,278	9,882	9,718	6,711
Total liabilities	10,950,414	5,285,446	2,434,589	1,383,704	945,427

Series D preferred stock, $0.01 par value, 21,735,008 shares (part of 100,000,000 aggregate preferred shares authorized) issued and outstanding at March 31, 2014 and December 31, 2013, respectively	269,299	269,299	—	—	—

Preferred stock (excluding Series D Preferred Stock), $0.01 par value, 100,000,000 shares authorized and 42,654,919 and 42,199,547 shares issued and outstanding at March 31, 2014 and December 31, 2013	427	422	—	8	8
Common stock, $0.01 par value, 1,500,000,000 and 750,000,000 shares authorized and 769,931,938 and 239,234,725 issued and outstanding at March 31, 2014 and December 31, 2013, respectively	7,699	2,392	2,559	2,555	2,237
Additional paid-in capital	10,305,815	2,939,287	3,358,927	3,352,157	2,858,513
Accumulated other comprehensive income	13,397	7,666	4,885	7,582	(4,683)
Accumulated deficit	(1,365,467)	(867,436)	(602,209)	(447,677)	(309,473)
Total stockholders’ equity	8,961,871	2,082,331	2,764,162	2,914,625	2,546,602
Non-controlling interests	298,716	167,983	138,125	134,402	124,109
Total equity	9,260,587	2,250,314	2,902,287	3,049,027	2,670,711
Total liabilities and equity	$20,480,300	$7,805,059	$5,336,876	$4,432,731	$3,616,138

American Realty Capital Properties, Inc.

Consolidated Statements of Operations (1)
(in 000’s, except per share data)

	Quarter Ended
	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Revenues:
Rental income	$244,445	$126,494	$89,735	$52,623	$40,987
Direct financing lease income	1,006	1,043	1,201	—	—
Operating expense reimbursements	21,096	9,244	4,319	2,322	1,910
Cole Capital revenue	54,067	—	—	—	—
Total revenues	320,614	136,781	95,255	54,945	42,897
Operating expenses:
Cole Capital reallowed fees and commissions	34,436	—	—	—	—
Acquisition related	11,884	2,160	26,948	37,289	10,327
Merger and other transaction related	222,192	128,244	5,913	6,393	137,769
Property operating	29,627	18,191	5,444	3,086	2,549
General and administrative	26,839	4,271	2,408	2,365	1,454
Equity based compensation	22,510	23,594	7,180	3,454	881
Depreciation and amortization	165,363	90,787	62,412	33,752	26,753
Total operating expenses	512,851	267,247	110,305	86,339	179,733
Operating loss	(192,237)	(130,466)	(15,050)	(31,394)	(136,836)
Other (expense) income:
Interest expense, net	(116,712)	(57,636)	(27,189)	(11,424)	(6,056)
Other income, net	5,512	334	128	1,523	853
Loss on contingent value rights	—	69,676	(38,542)	(31,134)	—
Loss on derivative instruments, net	(20,197)	(67,793)	(99)	(40)	(5)
Gain on disposition of properties, net	2,979	—	—	—	—
Gain on sale of investments in affiliates	—	(411)	—	—	—
Gain on sale of investments	—	—	(2,246)	—	451
Total other expenses, net	(128,418)	(55,830)	(67,948)	(41,075)	(4,757)
Net loss from continuing operations	(320,655)	(186,296)	(82,998)	(72,469)	(141,593)
Net loss attributable to non-controlling interests	—	5,008	230	477
Net loss from continuing operations attributable to common stockholders	(320,655)	(181,288)	(82,768)	(71,992)	(141,593)
Discontinued operations:
Loss from operations of held for sale properties	—	(150)	96	36	(16)
Net loss from discontinued operations	—	(150)	96	36	(2)
Net loss from discontinued operations attributable to non-controlling interest	—	8	(5)	(2)	—
Net loss from discontinued operations attributable to stockholders	—	(144)	91	34	—
Net loss	(320,655)	(186,446)	(82,902)	(72,433)	(141,595)
Net loss attributable to non-controlling interests	11,974	4,584	225	475	432
Net loss attributable to the Company	(308,681)	(181,862)	(82,677)	(71,958)	(141,163)
Less: Dividends attributable to preferred shares	(22,427)	—	—	—	—
Less: Dividends attributable to participating securities	(1,205)	—	—	—	—
Net loss attributable to common stockholders	$(332,313)	$(181,862)	$(82,677)	$(71,958)	$(141,163)
Basic and diluted net loss per share from continuing operations attributable to common stockholders	$(0.61)	$(0.82)	$(0.42)	$(0.36)	$(0.84)
Basic and diluted net loss per share attributable to common stockholders	$(0.61)	$(0.82)	$(0.42)	$(0.36)	$(0.84)
_______________________________________________
(1) Certain historical balances have been restated for discontinued operations.

American Realty Capital Properties, Inc.

Funds from Operations and Adjusted Funds from Operations(1)
(in 000’s, except share and per share data)

	Quarter Ended
	March 31, 2014	Per Share	December 31, 2013	Per Share
Total Company:
Net loss attributable to the Company	$(332,313)	$(0.58)	$(181,848)	$(0.71)
(Gain) loss on disposition of properties	(2,979)	(0.01)	—	—
Depreciation and amortization of real estate assets	150,899	0.26	91,114	0.35
Depreciation and amortization of real estate assets in unconsolidated joint ventures	602	—	—	—
FFO - Total Company	(183,791)	(0.32)	(90,734)	(0.35)
Acquisition related	11,884	0.02	2,705	0.01
Merger and other transaction related	222,192	0.39	128,244	0.50
Gain (loss) on sale of investment securities	—	—	412	—
Loss on derivative instruments, net	20,197	0.04	(1,883)	(0.01)
Amortization of premiums and discounts on debt and investments	(18,325)	(0.03)	6,898	0.03
Dividends attributable to convertible preferred shares	5,053	0.01	2,653	0.01
Dividends attributable to participating securities	936	—	—	—
Amortization of above- and below-market lease assets and liabilities	358	—	(382)	—
Amortization and write off of deferred financing costs	37,940	0.07	19,116	0.07
Other amortization and depreciation	14,374	0.03	—	—
Loss on early extinguishment of debt	20,819	0.04	—	—
Straight-line rent	(7,520)	(0.01)	(6,292)	(0.02)
Non-cash equity compensation expense	22,510	0.04	23,433	0.09
Operating fees to affiliate	—	—	5,654	0.02
Proportionate share of adjustments for unconsolidated joint ventures	762	—	—	—
AFFO - Total Company	$147,389	$0.26	$89,824	$0.35

Weighted average shares, fully diluted	573,728,248		256,895,459

Real Estate Investment Segment:
Net loss	$(323,691)	$(0.56)	$(181,848)	$(0.71)
(Gain) loss on disposition of properties	(2,979)	(0.01)	—	—
Depreciation and amortization of real estate assets	150,899	0.26	91,114	0.35
Depreciation and amortization of real estate assets in unconsolidated joint ventures	602	—	—	—
FFO - Real Estate Investment Segment	(175,169)	(0.31)	(90,734)	(0.35)
Acquisition related	11,884	0.02	2,705	0.01
Merger and other transaction related	222,192	0.39	128,244	0.50
Gain (loss) on sale of investment securities	—	—	412	—
Loss on derivative instruments, net	20,197	0.04	(1,883)	(0.01)
Amortization of premiums and discounts on debt and investments	(18,325)	(0.03)	6,898	0.03
Dividends attributable to convertible preferred shares	5,053	0.01	2,653	0.01
Dividends attributable to participating securities	936	—	—	—
Amortization of above- and below-market lease assets and liabilities	358	—	(382)	—
Amortization and write off of deferred financing costs	37,940	0.07	19,116	0.07
Other amortization and depreciation	105	—	—	—
Loss on early extinguishment of debt	20,819	0.04	—	—
Straight-line rent	(7,520)	(0.01)	(6,292)	(0.02)
Non-cash equity compensation expense	22,510	0.04	23,433	0.09
Operating fees to affiliate	—	—	5,654	0.02
Proportionate share of adjustments for unconsolidated joint ventures	762	—	—	—
AFFO - Real Estate Investment Segment	$141,742	$0.25	$89,824	$0.35

American Realty Capital Properties, Inc.

Funds from Operations and Adjusted Funds from Operations(1) (continued)
(in 000’s, except share and per share data)

	Quarter Ended
	March 31, 2014	Per Share	December 31, 2013	Per Share
Cole Capital Segment:
Net loss	$(8,622)	$(0.02)	$—	$—
FFO - Cole Capital Segment	(8,622)	(0.02)	—	—
Other amortization and depreciation	14,269	0.02	—	—
AFFO - Cole Capital Segment	$5,647	$0.01	$—	$—

Weighted average shares, fully diluted	573,728,248		256,895,459
(1) FFO and AFFO are non-GAAP measures. See the Terms and Definitions section that begins on page 34 for a description of the Company’s non-GAAP measures.

American Realty Capital Properties, Inc.

Common Stock Dividend Summary
(in 000’s, except per share data)

	Dividends Paid
Month	Cash	DRIP(1)	Total Common Stock Dividends	Dividends per share (annualized) (2)
Mar-14	$63,771	$—	$63,771	$1.000
Feb-14	63,418	—	63,418	1.000
Jan-14	18,665	—	18,665	0.940
Q1 2014	145,854	—	145,854
2014 to date	$145,854	$—	$145,854

Dec-13	$25,420	$—	$25,420	$0.940
Nov-13	25,232	—	25,232	0.910
Oct-13	23,657	—	23,657	0.910
Q4 2013	74,309	—	74,309
Sept-13	23,988	—	23,988	0.910
Aug-13	24,007	—	24,007	0.910
Jul-13	18,679	4,949	23,628	0.910
Q3 2013	66,674	4,949	71,623
Jun-13	18,767	5,092	23,859	0.910
May-13	16,239	4,900	21,139	0.900
Apr-13	14,871	3,129	18,000	0.900
Q2 2013	49,877	13,121	62,998
Mar-13	13,061	1,286	14,347	0.900
Feb-13	10,984	823	11,807	0.895
Jan-13	6,056	5,388	11,444	0.895
Q1 2013	30,101	7,497	37,598
Total 2013	$220,961	$25,567	$246,528

Dec-12	$5,998	$5,006	$11,004	$0.895
Nov-12	5,862	4,956	10,818	0.890
Oct-12	5,481	4,577	10,058	0.890
Q4 2012	17,341	14,539	31,880
Sept-12	4,626	3,599	8,225	0.890
Aug-12	3,860	2,678	6,538	0.885
Jul-12	3,240	2,079	5,319	0.885
Q3 2012	11,726	8,356	20,082
Jun-12	2,541	1,688	4,229	0.885
May-12	1,820	1,019	2,839	0.880
Apr-12	1,266	628	1,894	0.880
Q2 2012	5,627	3,335	8,962
Mar-12	536	380	916	0.880
Feb-12	1,321	302	1,623	0.875
Jan-12	793	231	1,024	0.875
Q1 2012	2,650	913	3,563
Total 2012	$37,344	$27,143	$64,487
_______________________________________________
(1) DRIP means distribution reinvestment plan.
(2) Excludes distributions paid to ARCT III and ARCT IV stockholders prior to their merger with ARCP.

American Realty Capital Properties, Inc.

Financial and Operational Statistics and Ratios
(in '000's, expect share and per share amounts)

Financial and Operational Statistics and Ratios	As of March 31, 2014 and for the Quarter then Ended
Debt	$10,246,574
Cash	83,067
Loans held for investment	98,185
Net debt	$10,065,322

Common shares outstanding	764,094,862
Fully diluted shares outstanding, excluding operating partnership units	791,666,946
Operating partnership units outstanding (1)	24,836,862
Fully diluted shares outstanding	816,503,808

Implied equity market capitalization	$11,447,383
Debt	10,246,574
Series F perpetual preferred at liquidation value	1,073,000
Total capitalization	22,766,957
Less: Cash	83,067
Less: Loans held for investment	98,185
Enterprise value	$22,585,705

Debt to total capitalization	45.0%
Net debt to total capitalization	44.2%
Net debt to enterprise value	44.6%
Annualized Adjusted EBITDA (2)	$1,321,623
Net debt to annualized EBITDA (2)	7.6
Annualized EBITDA/annualized interest expense (2)	3.5
Annualized EBITDA/annualized fixed charges (2)	2.9
Total debt/REI segment assets	52.6%
Stock price at end of period	$14.02
High stock close price	$14.88
Low stock close price	$12.29
Annualized dividend declared per common share	$1.00
Dividend yield	7.1%
Number of properties	3,809
Number of Leases	5,073
Total rentable square feet (thousands)	101,770
Occupancy	99%
Net lease weighted average remaining lease term(3)	10.8
Percent of investment grade tenants	49%
_______________________________________________

(1) Excludes 10.7 million long-term incentive plan units and 0.3 million Series F OP units.
(2) Annualized adjusted and interest expense are non-GAAP measures. See the Definitions section that begins on page 34 for a description of the Company's non-GAAP measures.
(3) Excluding multi-tenant retail

American Realty Capital Properties, Inc.

Debt Summary
(in 000’s)

Principal Payments Due on Debt Maturities:	Total	April 1 - December 31, 2014	2015	2016	2017	2018	Thereafter
Mortgage notes payable	$4,128,384	$134,152	$202,578	$242,769	$567,950	$252,923	$2,728,012
Corporate bonds	2,550,000	—	—	—	1,300,000	—	1,250,000
Senior credit facility	2,265,800	—	—	—	1,325,800	940,000	—
Unsecured credit facility	150,000	—	150,000	—	—	—	—
Convertible debt	1,000,000	—	—	—	—	597,500	402,500
Other debt	152,390	56,925	11,862	12,516	26,890	13,267	30,930
Total	$10,246,574	$191,077	$364,440	$255,285	$3,220,640	$1,803,690	$4,411,442

Debt Type	Percentage of Total Debt	Weighted Average Effective Interest Rate	Weighted Average Maturity (years)
Principal payments due on mortgage notes payable	40.2%	4.83%	6.2
Principal payments due on corporate bonds	24.9%	2.80%	4.8
Principal payments due on senior credit facility	22.1%	3.02%	3.1
Principal payments due on unsecured credit facility	1.5%	2.94%	1.2
Principal payments due on convertible debt	9.8%	3.30%	5.3
Principal payments due on other debt	1.5%	5.11%	7.5
Total	100.0%	3.75%	5.0

Debt Type	Percentage of Total Debt	Weighted Average Effective Interest Rate	Weighted Average Maturity (years)
Total unsecured debt	59.2%	3.04%	4.1
Total secured debt	40.8%	4.79%	6.2
Total	100.0%	3.75%	5.0

Total fixed rate debt	84.3%	3.92%	5.6
Total floating rate debt	15.7%	2.85%	2.0
Total	100.0%	3.75%	5.0

American Realty Capital Properties, Inc.

Mortgage Notes Payable

Lender	Maturity	Balance (000's)	Coupon Rate	Effective Rate	Payment Terms (1)
Cantor Commercial Real Estate Lending, L.P.	1/6/2024	$465,000	4.97%	5.04%	IO
Cantor Commercial Real Estate Lending, L.P.	1/6/2024	155,000	4.97%	5.04%	IO
JPMorgan Chase Bank, N.A.	1/1/2018	133,025	5.61%	5.69%	IO through 02/2016, then P&I
The Royal Bank of Scotland Plc	5/1/2023	124,300	3.84%	3.89%	IO
JPMorgan Chase Bank, N.A.	9/1/2020	106,172	5.55%	5.63%	P&I
Bank of America, N.A.	1/1/2017	104,771	6.30%	6.30%	IO
US Bank National Association	8/11/2015	97,175	6.32%	6.41%	IO
AXA Equitable Life Insurance Company	7/1/2022	90,000	4.50%	4.50%	IO
The Royal Bank of Scotland Plc	3/1/2023	74,250	4.23%	4.29%	IO
The Royal Bank of Scotland Plc	7/1/2022	68,110	4.54%	4.60%	IO
Wells Fargo Bank, N.A.	1/1/2023	66,000	4.24%	4.30%	IO
Goldman Sachs Commercial Mortgage Capital, L.P.	6/6/2020	63,600	5.73%	5.81%	IO through 07/2015, then P&I
Wells Fargo Bank, National Association	5/1/2021	60,450	5.54%	5.61%	IO
PNC Bank, National Association	1/1/2019	59,500	4.10%	4.16%	IO
New York State Teachers' Retirement System	3/1/2019	55,000	4.41%	4.41%	IO
US Bank National Association	11/11/2014	54,965	5.23%	5.30%	IO
Citigroup Global Markets Realty Corp	5/6/2022	54,300	6.05%	6.13%	IO
Wachovia Bank, National Association	9/11/2015	54,098	5.32%	5.39%	P&I
Bank of America, N.A.	1/1/2017	51,836	5.90%	5.90%	IO
Capital One, N.A.	11/20/2019	51,400	3.27%	3.32%	IO through 11/2017, then P&I
American General Life Insurance Company	11/1/2021	51,250	5.25%	5.25%	IO
Wells Fargo Bank, National Association	2/1/2017	48,500	3.75%	3.80%	IO
JPMorgan Chase Bank, N.A.	5/1/2021	46,910	5.53%	5.61%	IO
Goldman Sachs Commercial Mortgage Capital, L.P.	5/6/2021	46,670	5.92%	6.01%	IO
US Bank National Association	7/11/2016	43,700	6.03%	6.11%	IO
JPMorgan Chase Bank, National Association	6/1/2023	43,500	3.75%	3.80%	IO
Goldman Sachs Mortgage Company	12/6/2020	43,000	5.20%	5.27%	IO
People's United Bank	4/1/2021	42,500	5.55%	5.63%	IO through 05/2016, then P&I
Wells Fargo Bank, National Association	12/1/2018	42,000	4.62%	4.68%	IO
PNC Bank, National Association	10/1/2017	41,900	2.75%	2.79%	IO
JPMorgan Chase Bank, N.A.	6/1/2020	41,610	5.71%	5.79%	IO through 07/2015, then P&I
Wells Fargo Bank, National Association	6/1/2022	41,000	4.73%	4.80%	IO
Morgan Stanley Mortgage Capital Holdings LLC	1/1/2023	40,800	4.46%	4.52%	IO
US Bank National Association	7/1/2015	39,847	5.10%	5.17%	P&I
LaSalle Bank National Association	1/1/2016	38,737	5.68%	5.76%	P&I
JPMorgan Chase Bank, N.A.	11/1/2019	38,500	4.10%	4.15%	IO
JPMorgan Chase Bank, N.A.	11/1/2017	38,315	6.34%	6.34%	IO
Wells Fargo Bank, National Association	3/1/2017	36,600	3.76%	3.81%	IO
PNC Bank, N.A.	9/1/2022	34,250	3.60%	3.65%	IO
The Royal Bank of Scotland Plc	1/1/2021	34,000	5.48%	5.56%	IO
The Prudential Insurance Company of America	7/5/2022	33,000	4.10%	4.10%	IO
Jackson National Life Insurance Company	1/1/2020	32,000	5.54%	5.54%	IO through 01/2018, then P&I
Goldman Sachs Mortgage Company	12/6/2020	31,500	5.25%	5.32%	IO
BOKF, NA dba Bank of Oklahoma	7/29/2018	30,494	4.10%	4.16%	IO

Lender	Maturity	Balance (000's)	Coupon Rate	Effective Rate	Payment Terms (1)
Goldman Sachs Mortgage Company	12/6/2020	$30,000	5.25%	5.32%	IO
Jackson National Life Insurance Company	10/1/2021	29,450	4.25%	4.25%	IO through 11/2018, then P&I
PNC	9/1/2022	29,220	4.00%	4.00%	P&I
German American Capital Corporation	10/6/2022	29,160	4.48%	4.54%	IO
LaSalle Bank National Association	1/1/2016	29,058	5.69%	5.77%	IO through 02/2015, then P&I
German American Capital Corporation	10/6/2022	28,440	4.48%	4.54%	IO
BOKF, NA dba Bank of Texas	7/31/2017	28,350	3.27%	3.32%	IO
PNC Bank, National Association	6/1/2022	27,750	4.22%	4.28%	IO
GS Commercial Real Estate LP	8/6/2019	27,725	4.73%	4.79%	IO
Wells Fargo Bank, N.A.	7/5/2017	27,400	3.52%	3.57%	IO
Jackson National Life Insurance Company	7/1/2019	27,200	3.10%	3.10%	IO
Wells Fargo Bank, National Association	12/15/2014	26,698	1mo. Libor + 2.35%	2.51%	IO
LaSalle Bank National Association	1/1/2017	25,620	5.81%	5.89%	IO
Bank of America, N.A.	9/1/2017	25,398	5.28%	5.35%	P&I
Principal Life Insurance Company	3/1/2022	24,750	4.09%	4.09%	IO through 04/2019, then P&I
Jackson National Life Insurance Company	2/1/2021	24,000	4.50%	4.50%	IO through 03/2018, then P&I
Wells Fargo Bank, National Association	3/1/2017	24,000	5.34%	5.41%	IO
Citigroup Global Markets Realty Corp	3/6/2022	23,400	5.49%	5.57%	IO
UBS REAL ESTATE SECURITIES INC.	1/6/2023	22,700	4.27%	4.33%	IO
John Hancock Life Insurance Company	10/1/2022	22,500	4.04%	4.04%	IO
Principal Life Insurance Company	8/5/2022	22,440	3.70%	3.70%	IO through 09/2016, then P&I
Bank of America, N.A.	11/14/2014	22,140	1mo. Libor + 2.25%	2.44%	IO
BOKF, NA dba Bank of Texas	12/31/2018	21,766	3.57%	3.62%	IO
EquiTrust Life Insurance Company	5/1/2019	20,796	4.85%	4.85%	IO through 05/2015, then P&I
U.S. Bank National Association	12/14/2014	20,140	1mo. Libor + 2.50%	2.72%	IO
German American Capital Corp	6/6/2022	20,138	4.60%	4.66%	P&I
Aviva Life and Annuity Company	7/1/2021	19,600	5.02%	5.02%	IO through 08/2019, then P&I
The Variable Annuity Life Insurance Company	1/1/2023	19,525	4.00%	4.00%	IO
Morgan Stanley Mortgage Capital Holdings LLC	5/10/2021	19,513	5.67%	5.75%	IO
The Royal Bank of Scotland Plc	3/1/2021	18,100	5.88%	5.96%	IO
US Bank National Association	12/11/2016	17,500	5.55%	5.63%	IO
Life Insurance Company of the Southwest	7/10/2022	17,035	4.40%	4.40%	IO
Life Insurance Company of the Southwest	1/10/2022	17,000	4.75%	4.75%	IO
JPMorgan Chase Bank, National Association	5/1/2021	16,902	5.54%	5.61%	P&I
BOKF, NA dba Bank of Texas	7/31/2017	16,555	3.28%	3.32%	IO
Wells Fargo Bank Northwest, National Association	3/20/2023	16,525	3.23%	3.23%	IO
US Bank National Association	1/11/2017	16,200	5.48%	5.56%	IO
Wachovia Bank, National Association	12/11/2016	16,043	5.63%	5.71%	IO
US Bank National Association	5/1/2016	15,115	5.84%	5.92%	P&I
Oritani Bank	1/1/2023	15,000	3.75%	3.75%	IO through 01/2018, then P&I
Farmington Bank	7/15/2017	14,580	4.31%	4.37%	P&I
Morgan Stanley Mortgage Capital Holdings, LLC	6/1/2023	14,500	3.97%	4.02%	IO
BOKF, NA dba Bank of Texas	12/31/2018	14,150	3.57%	3.62%	IO
Aviva Life and Annuity Company	6/1/2020	13,848	3.50%	3.50%	IO

Lender	Maturity	Balance (000's)	Coupon Rate		Effective Rate	Payment Terms (1)
Wells Fargo Bank, National Association	3/1/2016	13,500	5.17%		5.24%	IO
BOKF, NA dba Bank of Texas	12/31/2020	$13,420	4.25%		4.31%	IO
US Bank National Association	7/1/2016	13,273	6.05%		6.13%	P&I
BOKF, NA dba Bank of Texas	7/13/2017	12,725	3.43%		3.48%	IO
TCF National Bank	3/1/2016	12,500	1mo. Libor + 2.75%		2.94%	IO
Goldman Sachs Commercial Mortgage Capital, L.P.	9/6/2017	12,270	3.70%		3.75%	IO
Customers Bank	12/1/2016	11,940	3.75%		3.80%	IO
JPMorgan Chase Bank, N.A.	7/1/2020	11,375	5.50%		5.58%	IO through 08/2015, then P&I
US Bank National Association	2/11/2017	10,332	5.68%		5.76%	IO
US Bank National Association	11/11/2016	10,137	5.50%		5.58%	IO
40/86 Mortgage Capital, Inc.	1/1/2019	10,050	5.00%		5.00%	IO
Monumental Life Insurance Company	4/1/2023	10,000	3.95%		3.95%	IO through 05/2014, then P&I
Aviva Life and Annuity Company	6/1/2020	9,868	3.50%		3.50%	IO
Transamerica Life Insurance Company	8/1/2030	7,971	5.57%		5.57%	P&I
Transamerica Life Insurance Company	8/1/2030	7,103	5.32%		5.32%	P&I
US Bank National Association	5/11/2017	6,262	5.45%		5.53%	IO
Customers Bank	8/16/2017	5,500	3.63%		3.68%	IO
American Fidelity Assurance Company	2/10/2019	5,392	6.58%		6.58%	IO through 03/2009, then P&I
BOKF, NA dba Bank of Texas	10/31/2016	5,060	3.70%		3.75%	IO
Principal Life Insurance Company	12/1/2016	4,995	5.99%		6.07%	IO through 01/2007, then P&I
Wells Fargo Bank, National Association	3/1/2017	4,800	3.76%		3.81%	IO
First Place Bank	1/1/2017	4,468	4.89%		4.96%	IO
Life Insurance Company of the Southwest	1/10/2022	3,025	4.75%		4.75%	IO
Life Insurance Company of the Southwest	1/10/2022	2,940	4.75%		4.75%	IO
Aviva Life and Annuity Company	6/1/2020	2,322	3.50%		3.50%	IO
Caplease, LP	4/15/2019	2,245	5.40%		5.48%	IO
Capital Lease Funding, LLC	7/15/2018	2,069	7.20%		7.20%	P&I
CapLease Debt Funding, LP	12/11/2016	1,698	6.18%		6.27%	IO
BOKF, NA dba Bank of Texas	4/12/2018	1,562	3.39%		3.44%	IO
CapLease Debt Funding, LP	12/11/2015	1,153	5.83%		5.91%	IO
BOKF, NA dba Bank of Texas	4/12/2018	562	3.39%		3.44%	IO
Transamerica Life Insurance Company	8/1/2030	402	5.93%		5.93%	P&I
		$4,128,384	4.78%	—	4.83%
_______________________________________________
(1) IO means only interest is due monthly with the principal at maturity; P&I means both principal and interest are due monthly.

American Realty Capital Properties, Inc.

Summary of Debt Covenants

The following is a summary of key financial covenants for the Company's senior corporate credit facility as defined and calculated per the terms of the facilities credit agreement. These calculations, which are not based on U.S. generally accepted accounting principles measurements, are presented to investors to show our ability to incur additional debt only and are not measures of our liquidity or performance.

Key Covenants (1)	Required	March 31, 2014
Maximum consolidated leverage ratio	≤ 65%	54.73%
Maximum recourse indebtedness	≤ 10% of Total Asset Value	1.03%
Minimum fixed charge coverage ratio	> 1.5x	1.96x
Minimum borrowing base interest coverage ratio	≥ 1.54x	2.04x
Secured leverage ratio	≤ 45%	22.59%
Borrowing base asset value ratio	≥ 1.54x	2.09x
Minimum tangible net worth ("TNW") covenant	≥ base TNW plus 85% of equity issuances	Limit ≥ $1.35B / Actual = $6.77B
Variable rate indebtedness	≤Total Asset Value x 20%	13.11%
Total unencumbered asset value ratio	≥ 1.54x	1.67x
Minimum liquidity	>$30M	$83M
_______________________________________________
(1) As of March 31, 2014, the Company was in compliance with all covenants based on the covenant limits and calculations in place at that time.

American Realty Capital Properties, Inc.

Top 10 Concentrations

Tenant Concentration

Tenant	Number of Leases	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio	Investment Rating
Walgreens	121	1,761,480	1.73%	$44,822	3.59%	BBB
CVS	109	1,525,563	1.50%	35,436	2.84%	BBB+
Dollar General	387	3,565,042	3.50%	32,316	2.59%	BBB-
FedEx	51	2,957,339	2.91%	29,607	2.37%	BBB
Albertson's	34	1,973,485	1.94%	24,714	1.98%	B
Petsmart	43	1,312,119	1.29%	24,489	1.96%	BB+
Family Dollar	252	2,147,073	2.11%	23,321	1.87%	BBB-
Citizens Bank	190	973,241	0.96%	22,873	1.83%	A-
AT&T	13	1,228,714	1.21%	22,778	1.83%	A-
BJ's Wholesale Club	15	2,461,520	2.42%	21,984	1.76%	B-
	1,215	19,905,576	19.57%	$282,340	22.62%

Tenant Industry Concentration

Industry	Number of Leases	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Restaurants - Quick Service Restaurant	1,371	4,703,580	4.62%	$128,136	10.27%
Retail - Discount	726	10,483,295	10.30%	95,569	7.66%
Retail - Pharmacy	256	3,608,307	3.55%	87,039	6.98%
Retail - Grocery & Supermarket	105	6,565,893	6.45%	74,275	5.95%
Restaurants - Casual Dining	378	2,308,310	2.27%	73,172	5.86%
Retail - Home & Garden	114	7,942,681	7.80%	59,136	4.74%
Finance - Banking	301	1,900,747	1.87%	43,616	3.50%
Logistics - Postal & Delivery Services	60	3,933,810	3.87%	34,940	2.80%
Retail - Apparel & Jewelry	128	2,362,608	2.32%	29,784	2.39%
Information & Communications - Telecommunications	49	1,482,304	1.46%	29,222	2.34%
	3,488	45,291,535	44.51%	$654,889	52.49%

Geographic Concentration

State/Possession	Number of Leases	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Texas	673	10,707,867	10.52%	$150,982	12.10%
Illinois	248	6,109,065	6.00%	79,634	6.38%
Florida	429	5,934,995	5.83%	78,026	6.25%
California	200	6,093,934	5.99%	74,634	5.98%
Georgia	329	5,709,564	5.61%	71,620	5.74%
Arizona	162	3,169,038	3.11%	55,374	4.44%
Pennsylvania	149	5,472,239	5.38%	49,010	3.93%
Ohio	262	5,664,057	5.57%	47,636	3.82%
Michigan	259	3,375,154	3.32%	44,699	3.58%
Indiana	124	5,663,927	5.57%	40,119	3.22%
	2,835	57,899,840	56.90%	$691,734	55.44%

American Realty Capital Properties, Inc.

Tenants Comprising Over 1% of Annualized Rental Income

Tenant	Number of Leases	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio	Investment Rating
Walgreens	121	1,761,480	1.73%	$44,822	3.59%	BBB
CVS	109	1,525,563	1.50%	35,436	2.84%	BBB+
Dollar General	387	3,565,042	3.50%	32,316	2.59%	BBB-
FedEx	51	2,957,339	2.91%	29,607	2.37%	BBB
Albertson's	34	1,973,485	1.94%	24,714	1.98%	B
Petsmart	43	1,312,119	1.29%	24,489	1.96%	BB+
Family Dollar	252	2,147,073	2.11%	23,321	1.87%	BBB-
Citizens Bank	190	973,241	0.96%	22,873	1.83%	A-
AT&T	13	1,228,714	1.21%	22,778	1.83%	A-
BJ's Wholesale Club	15	2,461,520	2.42%	21,984	1.76%	B-
AON Corporation	8	1,203,066	1.18%	18,154	1.45%	A-
GSA	22	607,195	0.60%	17,499	1.40%	AA+
Wal-Mart	12	2,206,974	2.17%	16,828	1.35%	AA
Goodyear Tire & Rubber	10	4,727,594	4.65%	16,550	1.33%	BB-
L.A. Fitness	19	839,001	0.82%	15,795	1.27%	NR
Apollo Group	1	599,664	0.59%	14,951	1.20%	NR
Lowe's	15	2,005,138	1.97%	14,907	1.19%	A-
Tractor Supply	55	1,145,527	1.13%	14,773	1.18%	NR
Home Depot	13	2,161,832	2.12%	14,668	1.18%	A
Amazon	3	3,048,444	3.00%	14,159	1.13%	AA-
Kohl's	20	1,585,657	1.56%	13,994	1.12%	BBB+
	1,393	40,035,668	39.36%	$454,618	36.42%

American Realty Capital Properties, Inc.

Tenant Industry Diversification

Industry	Number of Leases	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Accomodation & Food Services - Hotels, Motels & Inns	1	9,513	—%	$228	—%
Administrative & Support Services - Collection & Credit	1	177,893	0.2%	2,696	0.2%
Administrative & Support Services - Employment & Office Maintenance	5	134,617	0.1%	597	0.1%
Agricultural - Crop Farming	2	137,520	0.1%	1,245	0.1%
Education - Colleges & Universities	1	599,664	0.6%	14,951	1.2%
Education - Other	8	1,305,497	1.3%	6,065	0.5%
Entertainment & Recreation - Fitness	32	1,111,902	1.1%	21,188	1.7%
Finance - Banking	301	1,900,747	1.9%	43,616	3.5%
Finance - Credit Card & Consumer Lending	31	401,372	0.4%	7,805	0.6%
Finance - Investment, Securities & Commodity	13	913,739	0.9%	18,510	1.5%
Government & Public Services - Education	2	117,106	0.1%	1,157	0.1%
Government & Public Services - Health	1	65,536	0.1%	4,744	0.4%
Government & Public Services - National Security	1	4,700	—%	78	—%
Government & Public Services - Other	25	676,390	0.7%	18,828	1.5%
Government & Public Services - Police & Correctional	1	1,286	—%	—	—%
Healthcare - Childcare & Development	9	69,025	0.1%	947	0.1%
Healthcare - Dental	27	74,877	0.1%	1,827	0.2%
Healthcare - Emergency & Medical Centers	63	663,667	0.7%	13,704	1.1%
Healthcare - Labratories & Diagnostics	3	245,317	0.2%	3,165	0.3%
Healthcare - Medical	10	44,149	—%	920	0.1%
Healthcare - Optometry	18	55,278	0.1%	1,287	0.1%
Healthcare - Other	3	461,900	0.5%	7,879	0.6%
Information & Communications - Movie Theaters	2	85,136	0.1%	1,250	0.1%
Information & Communications - Telecommunications	49	1,482,304	1.5%	29,222	2.3%
Insurance - Life	5	324,299	0.3%	6,868	0.6%
Insurance - Medical	6	865,993	0.9%	18,839	1.5%
Insurance - Other	1	4,174	—%	77	—%
Insurance - Property	15	986,800	1.0%	15,465	1.2%
Logistics - Other	2	168,462	0.2%	1,266	0.1%
Logistics - Packaging	1	221,035	0.2%	1,480	0.1%
Logistics - Postal & Delivery Services	60	3,933,810	3.9%	34,940	2.8%
Logistics - Warehousing & Storage	1	126,900	0.1%	264	—%
Manufacturing - Aircraft & Aerospace	4	981,873	1.0%	16,341	1.3%
Manufacturing - Chemicals	1	120,000	0.1%	2,295	0.2%
Manufacturing - Construction Materials	2	677,645	0.7%	2,484	0.2%
Manufacturing - Consumer Products	15	7,044,383	6.9%	23,173	1.9%
Manufacturing - Food	8	4,773,196	4.7%	25,851	2.1%
Manufacturing - Household & Office Equipment & Goods	2	299,766	0.3%	2,195	0.2%
Manufacturing - Machinery & Heavy Equipment	2	678,760	0.7%	3,846	0.3%
Manufacturing - Medical	5	719,947	0.7%	15,352	1.2%
Manufacturing - Metals	1	139,000	0.1%	637	0.1%
Manufacturing - Motor Vehicle	4	1,156,074	1.1%	4,621	0.4%
Manufacturing - Other	5	655,076	0.6%	4,708	0.4%
Manufacturing - Tools & Hardware	2	361,206	0.4%	1,507	0.1%
Mining & Natural Resources - Petroleum, Gas & Coal	14	733,617	0.7%	15,094	1.2%
Other Services - Automotive	13	4,739,112	4.7%	16,824	1.4%
Other Services - Beauty Salons & Spas	119	198,292	0.2%	4,777	0.4%
Other Services - Consumer Goods Repair	1	980	—%	20	—%
Other Services - Diet & Weight	7	12,943	—%	207	—%
Other Services - Drycleaning, Laundry & Alterations	11	16,477	—%	392	—%
Other Services - Non-Profit Organizations	1	8,512	—%	241	—%
Other Services - Other	1	19,058	—%	376	—%

Industry	Number of Leases	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Other Services - Pet Care	1	3,726	—%	$49	—%
Other Services - Photography	2	5,011	—%	107	—%
Professional Services - Accounting & Tax	8	12,520	—%	300	—%
Professional Services - Administrative & Management Consulting	14	1,662,720	1.6%	24,739	2.0%
Professional Services - Advertising	2	24,847	—%	466	—%
Professional Services - Architecture & Engineering	1	3,105	—%	48	—%
Professional Services - Computer & Technology	4	508,270	0.5%	9,752	0.8%
Professional Services - Legal & Title	2	22,791	—%	402	—%
Professional Services - Media	4	236,117	0.2%	3,182	0.3%
Professional Services - Other	3	81,790	0.1%	1,720	0.1%
Professional Services - Research & Development	2	201,764	0.2%	1,363	0.1%
Real Estate - Other	2	5,400	—%	99	—%
Real Estate - Property Management	1	20,659	—%	401	—%
Rental - Consumer Goods Rental	41	664,800	0.7%	5,193	0.4%
Restaurants - Casual Dining	378	2,308,310	2.3%	73,172	5.9%
Restaurants - Family Dining	130	711,019	0.7%	18,641	1.5%
Restaurants - Premium Dining	7	28,111	—%	892	0.1%
Restaurants - Quick Service Restaurant	1,371	4,703,580	4.6%	128,136	10.3%
Retail - Apparel & Jewelry	128	2,362,608	2.3%	29,784	2.4%
Retail - Automotive	143	1,132,541	1.1%	19,828	1.6%
Retail - Department Stores	28	2,351,813	2.3%	15,959	1.3%
Retail - Discount	726	10,483,295	10.3%	95,569	7.7%
Retail - Electronics & Appliances	35	936,112	0.9%	13,332	1.1%
Retail - Gas & Convenience	124	523,329	0.5%	26,867	2.2%
Retail - Grocery & Supermarket	105	6,565,893	6.5%	74,275	6.0%
Retail - Hobby, Books & Music	56	1,205,151	1.2%	12,422	1.0%
Retail - Home & Garden	114	7,942,681	7.8%	59,136	4.7%
Retail - Home Furnishings	61	632,334	0.6%	11,233	0.9%
Retail - Internet	3	3,048,444	3.0%	14,159	1.1%
Retail - Office Supply	25	461,963	0.5%	6,695	0.5%
Retail - Pet Supply	54	1,446,993	1.4%	26,577	2.1%
Retail - Pharmacy	256	3,608,307	3.6%	87,039	7.0%
Retail - Specialty (Other)	104	1,105,186	1.1%	14,721	1.2%
Retail - Sporting Goods	39	1,889,271	1.9%	21,072	1.7%
Retail - Warehouse Clubs	19	2,998,676	3.0%	27,095	2.2%
Transportation - Railroad & Sea	1	18,214	—%	242	—%
Utilities - Power & Gas Distribution	1	31,381	—%	690	0.1%
Utilities - Power Generation	1	9,353	—%	241	—%
Other(1)	159	1,105,811	1.1%	68	—%
	5,073	101,770,421	100.0%	$1,247,715	100.0%
_______________________________________________
(1) Includes billboard, parking and vacant assets.

American Realty Capital Properties, Inc.

Property Geographic Diversification

State/Possession	Number of Properties	Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Alabama	134	2,347,181	2.3%	$38,285	3.1%
Alaska	4	110,426	0.1%	2,121	0.2%
Arizona	72	3,169,038	3.1%	55,374	4.4%
Arkansas	92	928,423	0.9%	9,950	0.8%
California	78	6,093,934	6.0%	74,634	6.0%
Colorado	50	2,268,354	2.2%	34,340	2.8%
Connecticut	17	512,974	0.5%	8,495	0.7%
Delaware	9	373,009	0.4%	4,418	0.4%
District of Columbia	1	3,210	—%	44	—%
Florida	244	5,934,995	5.8%	78,026	6.3%
Georgia	187	5,709,564	5.6%	71,620	5.7%
Idaho	17	129,677	0.1%	3,993	0.3%
Illinois	165	6,109,065	6.0%	79,634	6.4%
Indiana	120	5,663,927	5.6%	40,119	3.2%
Iowa	47	1,418,784	1.4%	11,517	0.9%
Kansas	41	1,860,006	1.8%	13,712	1.1%
Kentucky	76	1,540,881	1.5%	16,435	1.3%
Louisiana	92	1,428,424	1.4%	19,966	1.6%
Maine	23	624,130	0.6%	7,968	0.6%
Maryland	25	797,963	0.8%	13,808	1.1%
Massachusetts	38	2,367,760	2.3%	26,987	2.2%
Michigan	169	3,375,154	3.3%	44,699	3.6%
Minnesota	35	484,826	0.5%	5,839	0.5%
Mississippi	69	1,733,065	1.7%	13,738	1.1%
Missouri	152	1,690,142	1.7%	21,141	1.7%
Montana	6	70,901	0.1%	1,056	0.1%
Nebraska	20	764,080	0.8%	14,731	1.2%
Nevada	31	813,352	0.8%	10,254	0.8%
New Hampshire	19	241,460	0.2%	4,265	0.3%
New Jersey	31	1,534,020	1.5%	34,037	2.7%
New Mexico	46	885,492	0.9%	12,562	1.0%
New York	70	1,350,267	1.3%	25,179	2.0%
North Carolina	154	3,737,609	3.7%	36,041	2.9%
North Dakota	7	139,777	0.1%	2,528	0.2%
Ohio	239	5,664,057	5.6%	47,636	3.8%
Oklahoma	62	1,665,425	1.6%	20,150	1.6%
Oregon	15	302,561	0.3%	3,627	0.3%
Pennsylvania	143	5,472,239	5.4%	49,010	3.9%
Puerto Rico	3	87,550	0.1%	2,429	0.2%
Rhode Island	14	214,079	0.2%	3,692	0.3%
South Carolina	110	3,004,508	3.0%	28,321	2.3%
South Dakota	7	106,604	0.1%	1,272	0.1%
Tennessee	115	3,520,211	3.5%	30,461	2.4%
Texas	502	10,707,867	10.5%	150,982	12.1%
Utah	8	86,733	0.1%	1,195	0.1%
Vermont	7	23,454	—%	472	—%
Virginia	93	2,374,886	2.3%	37,764	3.0%
Washington	20	455,132	0.4%	9,753	0.8%
West Virginia	39	228,496	0.2%	4,877	0.4%
Wisconsin	82	1,586,585	1.6%	17,407	1.4%
Wyoming	9	58,164	0.1%	1,151	0.1%
	3,809	101,770,421	100%	$1,247,715	100%
.

American Realty Capital Properties, Inc.

Property Building Type Diversification

Property Type	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Owned
Retail	3,454	36,141,058	35.5%	$611,514	49.0%
Office	146	14,736,616	14.5%	280,231	22.5%
Multi-Tenant Retail	85	12,882,293	12.7%	171,219	13.7%
Distribution	91	28,271,027	27.8%	141,136	11.3%
Industrial	22	9,371,953	9.2%	43,549	3.5%
Other(1)	11	367,474	0.4%	66	—%
	3,809	101,770,421	100.0%	$1,247,715	100.0%
_______________________________________________
(1) Includes billboard, parking and vacant assets.

American Realty Capital Properties, Inc.

Lease Expirations

Year of Expiration	Number of Leases Expiring	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring (000's)	Annualized Rental Income Expiring as a % of Total Portfolio
2014	345	2,739,539	2.7%	$16,934	1.4%
2015	241	2,736,360	2.7%	30,252	2.4%
2016	288	4,472,505	4.4%	51,351	4.1%
2017	405	5,849,782	5.8%	70,967	5.7%
2018	420	4,349,944	4.2%	63,097	5.1%
2019	283	4,042,414	4.0%	61,838	5.0%
2020	198	2,979,629	2.9%	44,933	3.6%
2021	214	12,063,597	11.9%	91,398	7.3%
2022	294	11,731,517	11.5%	88,434	7.1%
2023	261	5,932,488	5.8%	88,997	7.1%
	2,949	56,897,775	55.9%	$608,201	48.8%

American Realty Capital Properties, Inc.

Lease Expirations
(Continued)

Year of Expiration	Number of Leases Expiring	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring (000's)	Annualized Rental Income Expiring as a % of Total Portfolio
2014
Retail	9	37,336	—%	$195	—%
Office	13	312,788	0.3%	2,057	0.2%
Restaurant	103	426,763	0.4%	8,406	0.7%
Multi-Tenant Retail	210	712,501	0.7%	3,892	0.3%
Distribution	3	891,077	0.9%	2,365	0.2%
Industrial	—	—	—%	—	—%
Other(1)	7	359,074	0.4%	19	—%
Total 2014	345	2,739,539	2.7%	16,934	1.4%
2015
Retail	14	138,876	0.1%	1,238	0.2%
Office	15	610,319	0.6%	10,100	0.8%
Restaurant	102	374,609	0.4%	6,652	0.5%
Multi-Tenant Retail	105	464,905	0.5%	8,057	0.6%
Distribution	5	1,147,651	1.1%	4,205	0.3%
Industrial	—	—	—%	—	—%
Other(1)	—	—	—%	—	—%
Total 2015	241	2,736,360	2.7%	30,252	2.4%
2016
Retail	11	83,408	0.1%	851	0.1%
Office	13	1,015,450	1.0%	17,403	1.4%
Restaurant	101	401,272	0.4%	9,257	0.7%
Multi-Tenant Retail	156	1,151,469	1.1%	15,263	1.2%
Distribution	6	1,820,906	1.8%	8,558	0.7%
Industrial	—	—	—%	—	—%
Other(1)	1	—	—%	19	—%
Total 2016	288	4,472,505	4.4%	51,351	4.1%
2017
Retail	98	546,805	0.5%	$11,842	0.9%
Office	21	1,389,693	1.4%	21,148	1.7%
Restaurant	119	677,698	0.7%	12,095	1.0%
Multi-Tenant Retail	159	999,646	1.0%	14,980	1.2%
Distribution	7	2,235,940	2.2%	10,887	0.9%
Industrial	—	—	—%	—	—%
Other(1)	1	—	—%	15	—%
Total 2017	405	5,849,782	5.8%	70,967	5.7%
2018
Retail	76	933,506	1.0%	13,440	1.1%
Office	11	353,130	0.3%	7,669	0.6%
Restaurant	115	428,716	0.4%	10,071	0.8%
Multi-Tenant Retail	208	1,645,295	1.6%	26,979	2.2%
Distribution	7	849,596	0.8%	4,002	0.3%
Industrial	2	139,701	0.1%	924	0.1%
Other(1)	1	—	—%	12	—%
Total 2018	420	4,349,944	4.2%	63,097	5.1%
2019

Year of Expiration	Number of Leases Expiring	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring (000's)	Annualized Rental Income Expiring as a % of Total Portfolio
Retail	46	1,165,968	1.2%	12,949	1.1%
Office	13	705,598	0.7%	16,232	1.4%
Restaurant	84	379,962	0.4%	7,985	0.6%
Multi-Tenant Retail	136	1,473,736	1.4%	21,733	1.7%
Distribution	3	252,748	0.2%	2,490	0.2%
Industrial	1	64,402	0.1%	449	—%
Other(1)	—	—	—%	—	—%
Total 2019	283	4,042,414	4.0%	61,838	5.0%
2020
Retail	66	906,640	0.9%	11,829	0.9%
Office	16	1,134,349	1.1%	17,895	1.4%
Restaurant	72	280,101	0.3%	7,050	0.6%
Multi-Tenant Retail	43	650,139	0.6%	8,158	0.7%
Distribution	—	—	—%	—	—%
Industrial	—	—	—%	—	—%
Other(1)	1	8,400	—%	1	—%
Total 2020	198	2,979,629	2.9%	44,933	3.6%
2021
Retail	72	1,422,249	1.4%	21,547	1.7%
Office	12	1,096,472	1.1%	20,074	1.6%
Restaurant	60	191,837	0.2%	5,386	0.4%
Multi-Tenant Retail	53	790,920	0.8%	11,034	0.9%
Distribution	15	7,555,709	7.4%	29,777	2.4%
Industrial	2	1,006,410	1.0%	3,580	0.3%
Other(1)	—	—	—%	—	—%
Total 2021	214	12,063,597	11.9%	91,398	7.3%
2022
Retail	142	2,259,698	2.2%	24,930	2.0%
Office	9	713,882	0.7%	$13,569	1.1%
Restaurant	73	393,912	0.4%	10,252	0.8%
Multi-Tenant Retail	49	826,687	0.8%	10,704	0.9%
Distribution	19	6,126,342	6.0%	24,852	2.0%
Industrial	2	1,410,996	1.4%	4,127	0.3%
Other(1)	—	—	—%	—	—%
Total 2022	294	11,731,517	11.5%	88,434	7.1%
2023
Retail	112	1,653,732	1.6%	22,170	1.7%
Office	25	1,476,933	1.5%	34,104	2.7%
Restaurant	62	319,199	0.3%	7,139	0.6%
Multi-Tenant Retail	51	1,169,782	1.1%	13,705	1.1%
Distribution	7	1,087,957	1.1%	9,931	0.8%
Industrial	4	224,885	0.2%	1,948	0.2%
Other(1)	—	—	—%	—	—%
Total 2023	261	5,932,488	5.8%	88,997	7.1%
Total 2014 - 2023	2,949	56,897,775	55.9%	$608,201	48.8%
_______________________________________________
(1) Includes billboard, parking and vacant assets

American Realty Capital Properties, Inc.

Multi-Tenant Property Summary

The following tables show certain information regarding the Company’s owned multi-tenant property investments as of March 31, 2014:

Property	Number of Leases	Rentable Square Feet	Occupancy Rate	Annualized Rental Income(1)
Charter Fitness	3	60,820	85%	$624
University Plaza	22	165,615	100%	1,970
Sunset Valley	24	148,757	99%	3,361
Evans Exchange	5	65,077	97%	1,150
Lakeshore Crossing	3	123,948	100%	701
Whittwood Town Center	53	785,624	99%	6,254
CVS & Noble Roman	2	12,375	100%	367
CVS & Tres Amigos	2	15,029	100%	324
Shoppes at Port Arthur	10	92,877	100%	1,355
Petco & Portrait Innovations	2	17,678	100%	370
Breakfast Pointe	13	97,938	99%	1,366
Prairie Market	18	112,784	98%	2,604
Volusia Square	22	231,996	95%	2,666
Stearns Crossing	17	96,613	90%	1,152
Folsom Gateway II	13	115,143	98%	2,951
CVS & Huntington Bank	2	15,816	100%	293
Waterside Marketplace	18	252,393	92%	3,097
Pinehurst Square	8	69,119	100%	929
Red Oak Village	14	176,528	98%	2,003
Falcon Valley	6	76,784	100%	1,026
Oxford Exchange	35	333,939	97%	3,932
Northpoint Shopping Center	11	114,640	71%	1,053
Camp Creek Marketplace	50	425,508	95%	6,169
Century Town Center	13	106,909	93%	1,392
Riverside Centre	2	62,000	100%	489
Nature Coast Commons	26	225,254	84%	2,825
Santa Rosa Commons	17	138,850	100%	2,046
Shelby Corners	3	76,874	92%	484
Telegraph Plaza	11	72,758	89%	750
Denver West Plaza	4	71,249	91%	1,218
The Forum	24	191,842	96%	2,885
Hobby Lobby Center	5	68,912	100%	620
The Plaza	14	70,973	93%	1,425
Highlands Ranch	2	50,511	100%	559
Kohl's Plaza	7	76,315	100%	1,771
Glynn Isles	27	192,338	96%	2,911
Dimond Crossing	8	85,356	100%	1,376
Winchester Station	17	182,816	100%	2,644
Crossroads Marketplace	12	78,624	99%	1,049
Petsmart & Hallmark	3	33,579	100%	429
Del Monte Plaza	2	82,758	100%	1,540
Shoppes at Sugarmill Woods	11	52,346	96%	708
Bellview Plaza	8	82,910	100%	853
Kyle Marketplace	33	219,068	98%	3,485
Indian Lakes Crossing	10	71,012	96%	1,075

Property	Number of Leases	Rentable Square Feet	Occupancy Rate	Annualized Rental Income(1)
Midtowne Park	4	167,341	100%	$1,948
Silverado Plaza	12	77,690	99%	748
Cleveland Towne Center	22	152,839	93%	1,750
Fairlane Green	35	266,516	99%	4,856
Petsmart & Travis Credit Union	2	30,849	100%	465
Petsmart & Bevmo	2	44,948	100%	538
Greenway Commons	18	253,237	98%	4,700
San Tan Marketplace	32	285,508	98%	4,393
Toys "R" Us Center	2	48,320	100%	347
Shoppes at Sherbrooke	6	57,794	95%	969
Widewater Commons	7	46,702	97%	631
Eastland Center	45	809,841	96%	10,792
Sherwood Retail Center	3	119,002	100%	607
Hillside Town Center	25	164,923	92%	2,486
White Oak Village	54	431,737	95%	6,533
Kohl's & Academy Sports	2	131,578	100%	901
Valley Bend	49	412,920	100%	5,886
Pick 'N Save Center	5	69,855	98%	1,342
West Valley Center	17	281,616	99%	2,920
East Valley Center	3	121,792	66%	540
Big Lots & Tractor Supply	2	58,035	100%	292
South Plains Crossing	14	144,241	98%	1,544
Kingsbury Center	4	53,079	100%	1,635
Stonebridge Village	29	158,324	94%	2,423
Capital Plaza	7	46,793	92%	618
Stonebridge Square	16	158,869	99%	1,949
Cedar Hill Village	4	42,871	100%	803
The Shops at Prescott Gateway	13	34,671	97%	980
Naugatuck Valley Shopping Center	20	382,864	84%	4,118
The Summit at Towne Lake	7	59,722	95%	1,150
Peninsula Crossing	19	304,577	99%	3,045
Powell Center	5	85,732	100%	1,171
Gander Mountain & Goodwill	2	46,865	100%	543
The Shoppes on South Main	16	114,987	93%	997
Eastchase Market	32	259,291	96%	2,749
Cornerstar	43	430,110	99%	8,190
McAlister Square	19	169,398	97%	1,879
Cordova Commons	18	164,343	100%	2,548
Melrose Park Center	14	113,701	95%	1,362
Tradewinds Shopping Center	27	178,557	91%	1,620
	1,268	12,882,293	96%	$171,219

American Realty Capital Properties, Inc.

Unconsolidated Joint Venture Investment Summary

The following table shows certain information regarding the Company’s interests in unconsolidated joint ventures as of March 31, 2014:

Joint Venture	Partner	Ownership %	Pro-Rata Share of Purchase Price (thousands)	Rentable Square Feet (1) (thousands)	Annualized Rental Income (1) (thousands)	Debt (1) (2) (thousands)	Major Tenants
Cole/Mosaic JV South Elgin IL, LLC	Affiliate of Mosaic Properties and Development, LLC	50%	$17,000	232	$2,931	$20,400	Home Depot, Best Buy
Chandler Festival SPE, LLC	Propstra Chandler Trust & RED Development, LLC	45%(3)	27,878	360	5,039	28,936	Nordstrom Rack, Buy Buy Baby, Ross, TJ Maxx
Chandler Village Center, LLC (AZ)	Propstra Chandler Trust & RED Development, LLC	45%(3)	13,316	130	2,417	20,370	Sports Authority, Bed Bath & Beyond, DSW
Cole/LBA JV OF Pleasanton CA	Affiliate of LBA Realty	90%	86,850	343	6,491	57,000	Clorox Companies
Chandler Gateway SPE, LLC	Propstra Chandler Trust & RED Development, LLC	45%(3)	12,884	262	1,589	18,414	Hobby Lobby, Wal-Mart
Cole/Faison JV Bethlehem GA, LLC	Faison-Winder Investors, LLC	90%	33,429	280	3,165	26,000	Publix, Belk
Total Unconsolidated Joint Ventures			$191,357	1,607	$21,632	$171,120

Interest (4)					$14,228	$115,374

(1)	Rentable square feet, annualized rental income and debt represent information for total unconsolidated joint venture.

(2)
Debt represents secured fixed and variable rates ranging from 2.06% to 6.15% and maturities ranging from July 2015 to July 2021, with a weighted average interest rate of 3.69% as of March 31, 2014 and a weighted average years to maturity of 2.7 years as of March 31, 2014.

(3)	Represents the Company’s 90% interest in a consolidated joint venture, whose only assets are 50% interests in the respective unconsolidated joint ventures.

(4)	Interest represents the Company’s aggregate interest in unconsolidated joint ventures as of March 31, 2014.

American Realty Capital Properties, Inc.

Managed Programs

Offering Summary
The following table shows offering summary information for the Managed Programs, as of March 31, 2014:

Program	Primary Investment Strategy	Offering Commencement Date	% of Outstanding Shares Owned by ARCP	Offering Price/NAV	Annualized Distribution
Cole Credit Property Trust IV, Inc. (“CCPT IV”) (1)	Retail	1/26/2012	0.01%	$10.00	6.25%
Cole Credit Property Trust V, Inc. (“CCPT V”)	Retail	3/17/2014	100.00%	$25.00	6.30%
Cole Real Estate Income Strategy (Daily NAV), Inc. (“INAV”)	Diversified	12/6/2011(2)	0.28%	(3) (4)	(4)
Cole Office & Industrial REIT (CCIT II), Inc. (“CCIT II”)	Office and industrial	9/17/2013	33.14%	$10.00	6.00%
Closed Programs (5)	Various	Prior to 2011	less than 0.01%	Various	Various

(1)
CCPT IV's primary offering was closed to new subscriptions received after February 25, 2014. Subscriptions agreements were accepted if they were received in good order on or before the close of business on February 25, 2014 and were fully funded no later than the close of business on April 4, 2014.

(2)
On August 26, 2013, INAV designated the existing shares of INAV's common stock that were sold prior to such date to be Wrap Class shares (“W Shares”) of common stock and registered two new classes of INAV common stock, Advisor Class shares (“A Shares”) and Institutional Class shares (“I Shares”). As the existing class of common stock, W Shares were first issued on December 6, 2011, A Shares were first issued on October 10, 2013 and I Shares were first issued on November 19, 2013.

(3)
The Net Asset Value for each share class (“NAV per share”) is calculated daily as of the close of business using a process that reflects (i) estimated values of each of INAV’s commercial real estate assets, related liabilities and notes receivable secured by real estate provided periodically by INAV’s independent valuation expert in individual appraisal reports, (ii) daily updates in the price of liquid assets for which third party market quotes are available, (iii) accruals of INAV’s daily distributions and (iv) estimates of daily accruals, on a net basis, of operating revenues, expenses, debt service costs and fees.

(4)	Calculated using a daily distribution rate per common share and NAV per share, for each share class, as of the close of business on March 31, 2014:

Share Class	Date of Offering		NAV Per Share	Daily Distribution Rate	Annualized Distribution
W Shares	12/6/2011	(3)	$16.99	$0.002563675	5.51%
A Shares	10/10/13	(3)	$16.97	$0.002560915	5.51%
I Shares	11/19/13	(3)	$17.01	$0.002566910	5.51%

(5)
The Closed Programs include Cole Credit Property Trust, Inc. (“CCPT”), Cole Corporate Income Trust, Inc. (“CCIT”), tenant-in-common programs, Delaware statutory trust programs and Cole Growth Opportunity Fund I, L.P. (“CGOF”).

American Realty Capital Properties, Inc.

Managed Programs
(Continued)
Fee Summary
The following table shows fee summary information for Cole Capital for certain of the Managed Programs as of March 31, 2014:

	Offering Fees		Transaction Fees		Management Fees
Program	Selling Commissions (1)	Dealer Manager and Distribution Fees (2)	Acquisition Transactional Fees (3)	Financing Transactional Fees	Property Management Fees (4)	Asset Management / Advisory Fees		Performance Fees
CCPT IV (8)	7%	2%	2%	—%	—%	0.65% - 0.75%	(6)	15%	(7)
CCPT V	7%	2%	2%	—%	—%	0.65% - 0.75%	(6)	15%	(7)
INAV	(5)	(5)	—%	—%	—%	0.90%		25%	(9)
CCIT II	7%	2%	2%	—%	—%	0.65% - 0.75%	(6)	15%	(7)
Closed Programs (10)	N/A	N/A	Various	Various	Various	Various		Various

(1)	The Company reallows 100% of selling commissions earned to participating broker-dealers.

(2)	The Company may reallow all or a portion of its dealer manager fee or applicable distribution fee to participating broker-dealers as a marketing and due diligence expense reimbursement.

(3)	Percent taken on gross purchase price.

(4)	Percent taken on gross revenues (leasing fees based on prevailing market rates with restrictions).

(5)
In connection with the INAV offering, the Company will receive selling commissions, an asset-based dealer manager fee and/or an asset-based distribution fee, as summarized in the table below for each class of common stock:

Share Class	Selling Commission (1)	Dealer Manager Fee (2)	Distribution Fee (2)
W Shares	—	0.55%	—
A Shares	up to 3.75%	0.55%	0.50%
I Shares	—	0.25%	—

(6)	Annualized fee based on the average monthly invested assets.

(7)
Performance fee paid only under the following events (i) if shares are listed on a national securities exchange; (ii) if the respective Managed Program is sold or the assets are liquidated; or (iii) termination of the advisory agreement. In connection with such events, the performance fee will only be earned upon the return to investors of their net capital invested and an 8% annual cumulative, non-compounded return (6% in the case of CCPT V).

(8)
CCPT IV's primary offering was closed to new subscriptions received after February 25, 2014. Subscriptions agreements were accepted if they were received in good order on or before the close of business on February 25, 2014 and were fully funded no later than the close of business on April 4, 2014.

(9)	Performance fee paid for any year in which the total return on stockholders' capital exceeds 6% per annum on a calendar year basis.

(10)	Includes CCPT, CCIT, tenant-in-common programs, Delaware statutory trust programs and CGOF.

American Realty Capital Properties, Inc.

Managed Programs
(Continued)

Program Summary
The following table shows the Managed Programs cumulative activity summary information as of March 31, 2014:

Program	Capital Raised (1) (thousands)	Number of Investments (2)	Assets Under Management (3) (thousands)	Total Debt Outstanding (thousands)
Open Programs:
CCPT IV (4)	$2,918,517	406	$2,483,228	$747,803
CCPT V	2,500	3	3,300	1,000
INAV	79,533	40	117,600	42,900
CCIT II	8,405	1	24,000	18,700
Total Open Programs	3,008,955	450	2,628,128	810,403

Closed Programs (5)	2,415,139	201	3,348,129	1,252,808

Total	$5,424,094	651	$5,976,257	$2,063,211

(1)	Capital raised represents gross proceeds, including DRIP shares issued.

(2)	Number of investments includes properties owned through unconsolidated joint ventures.

(3)	Assets under management represents total gross real estate and related assets, including net investments in unconsolidated joint ventures, net of gross intangible lease liabilities.

(4)
CCPT IV's primary offering was closed to new subscriptions received after February 25, 2014. Subscriptions agreements were accepted if they were received in good order on or before the close of business on February 25, 2014 and were fully funded no later than the close of business on April 4, 2014.

(5)	Includes CCPT, CCIT, tenant-in-common programs, Delaware statutory trust programs and CGOF.

Program Activity Summary
The following table shows the Managed Programs activity summary information for the three-month period ended on March 31, 2014:

Program	Capital Raised (1) (thousands)	Number of Investments Acquired (2)	Purchase Price (3) (thousands)	New Debt (4) (thousands)
Open Programs:
CCPT IV (5)	$856,901	68	$280,484	$50,857
CCPT V	2,500	3	3,300	1,000
INAV	11,735	8	14,032	—
CCIT II	8,405	1	24,000	18,700
Total Open Programs	879,541	80	321,816	70,557

Closed Programs (6)	—	5	97,184	44,000

Total	$879,541	85	$419,000	$114,557

(1)	Capital raised represents gross proceeds, including DRIP shares issued.

(2)	Number of investments acquired includes properties owned through unconsolidated joint ventures.

(3)	Purchase price includes pro rata share for unconsolidated joint ventures.

(4)
New debt may include (i) outstanding face value of new mortgage notes payable entered into, (ii) total allowable borrowings under new credit facilities entered into and (iii) increases in allowable borrowings to existing credit facilities in accordance with amendments executed.

(5)
CCPT IV's primary offering was closed to new subscriptions received after February 25, 2014. Subscriptions agreements were accepted if they were received in good order on or before the close of business on February 25, 2014 and were fully funded no later than the close of business on April 4, 2014.

(6)	Includes CCPT, CCIT, tenant-in-common programs, Delaware statutory trust programs and CGOF.

American Realty Capital Properties, Inc.

Managed Programs
(Continued)

Revenue Summary
The following table shows the Managed Programs revenue information for the period from the acquisition of Cole (February 7, 2014) to March 31, 2014 (in thousands):

Program	Offering Related Revenue and Reimbursements	Transaction Service Revenue	Management Service Revenue and Reimbursements	Total Private Capital Management Revenue and Reimbursements
Open Programs:
CCPT IV (1)	$41,665	$3,998	$3,629	$49,292
CCPT V	50	66	17	133
INAV	139	—	108	247
CCIT II	599	—	26	625
Gross revenues - Open Programs	42,453	4,064	3,780	50,297
Less:
Reallowed revenues	34,436	—	—	34,436
Reimbursements	3,984	—	1,082	5,066
Adjusted Revenues (2) - Open Programs	4,033	4,064	2,698	10,795

Closed Programs:
Gross revenues - Closed Programs (3)	—	495	3,275	3,770
Less:
Reimbursements	—	—	429	429
Adjusted Revenues (2) - Closed Programs (3)	—	495	2,846	3,341

Total Adjusted Revenues (2)	$4,033	$4,559	$5,544	$14,136

(1)
CCPT IV's primary offering was closed to new subscriptions received after February 25, 2014. Subscriptions agreements were accepted if they were received in good order on or before the close of business on February 25, 2014 and were fully funded no later than the close of business on April 4, 2014.

(2)	Adjusted Revenues is a non-GAAP measure. See the Definitions section that begins on page 34 for a description of the Company’s non-GAAP measures.

(3)	Includes CCPT, CCIT, tenant-in-common programs, Delaware statutory trust programs and CGOF.

American Realty Capital Properties, Inc.

Definitions

Annualized Adjusted EBITDA includes full-year real estate activities adjusted for mid-period acquisitions, normalized full-year activity for Cole Capital, less cash general and administrative expenses and property operating expenses.

Annualized Interest Expense is full-year interest expense based on outstanding debt balances as of quarter end.

Average annual rent is annualized rental income under our leases reflecting straight-line rent adjustments associated with contractual rent increases in the leases as required by GAAP, as further adjusted to reflect the effect of tenant concessions and abatements such as free rent.

Creditworthy tenants are determined by us based on our own assessment of the tenant financial condition based on our underwriting criteria.

Funds from Operations and Adjusted Funds from Operations
Due to certain unique operating characteristics of real estate companies, as discussed below, the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”), an industry trade group, has promulgated a measure known as funds from operations (“FFO”), which we believe to be an appropriate supplemental measure to reflect the operating performance of a REIT. The use of FFO is recommended by the REIT industry as a supplemental performance measure. FFO is not equivalent to our net income or loss as determined under U.S. GAAP.
We define FFO, a non-GAAP measure, consistent with the standards established by the White Paper on FFO approved by the Board of Governors of NAREIT, as revised in February 2004 (the “White Paper”). The White Paper defines FFO as net income or loss computed in accordance with U.S. GAAP, excluding gains or losses from sales of property but including asset impairment writedowns, plus depreciation and amortization, after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO. Our FFO calculation complies with NAREIT’s policy described above.
The historical accounting convention used for real estate assets requires straight-line depreciation of buildings and improvements, which implies that the value of real estate assets diminishes predictably over time, especially if such assets are not adequately maintained or repaired and renovated as required by relevant circumstances and/or is requested or required by lessees for operational purposes in order to maintain the value disclosed. We believe that, since real estate values historically rise and fall with market conditions, including inflation, interest rates, the business cycle, unemployment and consumer spending, presentations of operating results for a REIT using historical accounting for depreciation may be less informative. Historical accounting for real estate involves the use of U.S. GAAP. Any other method of accounting for real estate such as the fair value method cannot be construed to be any more accurate or relevant than the comparable methodologies of real estate valuation found in U.S. GAAP. Nevertheless, we believe that the use of FFO, which excludes the impact of real estate related depreciation and amortization, provides a more complete understanding of our performance to investors and to management, and when compared year over year, reflects the impact on our operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses, and interest costs, which may not be immediately apparent from net income. However, FFO and adjusted funds from operations (“AFFO”), as described below, should not be construed to be more relevant or accurate than the current U.S. GAAP methodology in calculating net income or in its applicability in evaluating our operating performance. The method utilized to evaluate the value and performance of real estate under U.S. GAAP should be construed as a more relevant measure of operational performance and considered more prominently than the non-GAAP FFO and AFFO measures and the adjustments to U.S. GAAP in calculating FFO and AFFO.
We consider FFO and AFFO useful indicators of the performance of a REIT. Because FFO calculations exclude such factors as depreciation and amortization of real estate assets and gains or losses from sales of operating real estate assets (which can vary among owners of identical assets in similar conditions based on historical cost accounting and useful-life estimates), they facilitate comparisons of operating performance between periods and between other REITs in our peer group. Accounting for real estate assets in accordance with U.S. GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered the presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves.

Changes in the accounting and reporting promulgations under GAAP (for acquisition fees and expenses from a capitalization/depreciation model to an expensed-as-incurred model) that were put into effect in 2009 and other changes to GAAP accounting for real estate subsequent to the establishment of NAREIT's definition of FFO have prompted an increase in cash-settled expenses, specifically acquisition fees and expenses for all industries as items that are expensed under GAAP, that are typically accounted for as operating expenses. Management believes these fees and expenses do not affect our overall long-term operating performance. While certain companies may experience significant acquisition activity, other companies may not have significant acquisition activity and management believes that excluding costs such as merger and transaction costs and acquisition related costs from property operating results provides useful information to investors and provides information that improves the comparability of operating results with other companies who do not have significant merger or acquisition activities. AFFO is not equivalent to our net income or loss as determined under GAAP, and AFFO may not be a useful measure of the impact of long-term operating performance if we continue to have such activities in the future.
We exclude certain income or expense items from AFFO that we consider more reflective of investing activities, other non-cash income and expense items and the income and expense effects of other activities that are not a fundamental attribute of our business plan. These items include unrealized gains and losses, which may not ultimately be realized, such as gains or losses on derivative instruments, gains or losses on contingent valuation rights, gains and losses on investments and early extinguishment of debt. In addition, by excluding non-cash income and expense items such as amortization of above and below market leases, amortization of deferred financing costs, straight-line rent and non-cash equity compensation from AFFO we believe we provide useful information regarding income and expense items which have no cash impact and do not provide liquidity to the company or require capital resources of the company. By providing AFFO, we believe we are presenting useful information that assists investors and analysts to better assess the sustainability of our ongoing operating performance without the impacts of transactions that are not related to the ongoing profitability of our portfolio of properties. We also believe that AFFO is a recognized measure of sustainable operating performance by the REIT industry. Further, we believe AFFO is useful in comparing the sustainability of our operating performance with the sustainability of the operating performance of other real estate companies that are not as involved activities which are excluded from our calculation. Investors are cautioned that AFFO should only be used to assess the sustainability of our operating performance excluding these activities, as it excludes certain costs that have a negative effect on our operating performance during the periods in which these costs are incurred.
In addition, we exclude certain interest expenses related to securities that are convertible to common stock as the shares are assumed to have converted to common stock in our calculation of weighted average common shares-fully diluted. As the Company’s convertible notes have a cash or stock settlement option and the Company has the ability and intent to settle its convertible notes in cash, the interest expense related to our convertible notes have not been excluded from AFFO, and accordingly, the shares are not assumed to have converted to common stock in our calculation of weighted average common shares-fully diluted.
In calculating AFFO, we exclude expenses, which under GAAP are characterized as operating expenses in determining operating net income. These expenses are paid in cash by us, and therefore such funds will not be available to distribute to investors. All paid and accrued merger and acquisition fees and certain other expenses negatively impact our operating performance during the period in which expenses are incurred or properties are acquired and will have negative effects on returns to investors, the potential for future distributions, and cash flows generated by us, unless earnings from operations or net sales proceeds from the disposition of other properties are generated to cover the purchase price of the property and certain other expenses. Therefore, AFFO may not be an accurate indicator of our operating performance, especially during periods in which mergers are being consummated or properties are being acquired or certain other expense are being incurred. AFFO that excludes such costs and expenses would only be comparable to companies that did not have such activities. Further, under GAAP, certain contemplated non-cash fair value and other non-cash adjustments are considered operating non-cash adjustments to net income in determining cash flow from operating activities. In addition, we view fair value adjustments as items which are unrealized and may not ultimately be realized. We view both gains and losses from fair value adjustments as items which are not reflective of ongoing operations and are therefore typically adjusted for when assessing operating performance. Excluding income and expense items detailed above from our calculation of AFFO provides information consistent with management's analysis of the operating performance of the properties. Additionally, fair value adjustments, which are based on the impact of current market fluctuations and underlying assessments of general market conditions, but can also result from operational factors such as rental and occupancy rates, may not be directly related or attributable to our current operating performance. By excluding such changes that may reflect anticipated and unrealized gains or losses, we believe AFFO provides useful supplemental information.
As a result, we believe that the use of FFO and AFFO, together with the required U.S. GAAP presentations, provide a more complete understanding of our performance relative to our peers and a more informed and appropriate basis on which to make decisions involving operating, financing, and investing activities.

FFO and AFFO are non-GAAP financial measures and do not represent net income as defined by U.S. GAAP. FFO and AFFO do not represent cash flows from operations as defined by U.S. GAAP, are not indicative of cash available to fund all cash flow needs and liquidity, including our ability to pay distributions and should not be considered as alternatives to net income, as determined in accordance with U.S. GAAP, for purposes of evaluating our operating performance. Other REITs may not define FFO in accordance with the current NAREIT definition (as we do) or may interpret the current NAREIT definition differently than we do and/or calculate AFFO differently than we do. Consequently, our presentation of FFO and AFFO may not be comparable to other similarly titled measures presented by other REITs.

EBITDA, a non-GAAP measure, is defined as earnings before interest, taxes, depreciation and amortization and excluding one-time expenses for acquisition, merger and other transaction costs.

Investment grade is a determination made by major credit rating agencies and includes an affiliate of an entity with an investment grade rating.

Adjusted Revenues is a non-GAAP financial measure that represents revenue on a GAAP basis adjusted to eliminate revenue recorded as reimbursement revenue in accordance with GAAP, of certain expense, which are included in reallowed fees and commissions and general and administrative expenses.